UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 16, 2010
Belden Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7733 Forsyth Boulevard, Suite 800
St. Louis, Missouri 63105
(Address of Principal Executive Offices, including Zip Code)
(314) 854-8000
(Registrant’s telephone number, including area code)
n/a
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01. Other Events.	3
Item 9.01 Financial Statements and Exhibits.	3
SIGNATURES	3
EXHIBIT INDEX
Exhibit 99.1 Joint Letter, dated July 16, 2010, between Avaya and Trapeze Networks

Item 8.01.	Other Events.
     Effective July 16, 2010, Trapeze Networks, a division of Belden Inc. (the “Company”) signed a definitive agreement with Avaya related to the former Nortel Enterprise Solutions business acquired by Avaya. While the agreement itself is not a material contract to the Company pursuant to the SEC’s rules and regulations, a joint letter summarizing the agreement is attached hereto as Exhibit 99.1.
     The information in this Item 8.01 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 8.01 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Joint Letter, dated July 16, 2010, between Avaya and Trapeze Networks.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.
Date: July 20, 2010	By:	/s/ Brian E. Anderson
Brian E. Anderson
Corporate Attorney

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